FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2022
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

11.	FINANCIAL INSTRUMENTS

The Company thoroughly examines the various financial instrument risks to which it is exposed and assesses the impact and likelihood of those risks. These risks may include interest rate risk, credit risk, liquidity risk, and currency risk. The carrying value of the Company’s financial instruments approximates their fair value due to their short-term nature. Fair value measurements of financial instruments are required to be classified using a fair value hierarchy that reflects the significance of inputs in making the measurements. The levels of the fair value hierarchy are defined as follows:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability,

either directly or indirectly.

Level 3 – Inputs for the asset or liability that are not based on observable market data.

On September 30, 2022, the fair value of the Company’s warrant liabilities are based on Level 3 measurements and the fair value of cash is based on Level 1 measurements. The fair values of other financial instruments approximate their carrying values due to the relatively short-term maturity of these instruments.